UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2021 (March 4, 2021)

Tribe Capital Growth Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40167	85-3901431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 19th Street
San Francisco, CA 94110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (619) 567-9955

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fourth of one Redeemable Warrant	ATVCU	THE NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ATVC	THE NASDAQ Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share Class A Common Stock at an exercise price of $11.50	ATVCW	THE NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 9, 2021, Tribe Capital Growth Corp I (the “Company”) consummated its initial public offering (the “IPO”) of 27,600,000 units (the “Units”), including 3,600,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-fourth of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-252413) related to the IPO, originally filed with the U.S. Securities and Exchange Commission on January 25, 2021 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated March 4, 2021, by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated March 4, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, Tribe Arrow Holdings I, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated March 4, 2021, by and between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated March 4, 2021, by and among the Company, the Sponsor and Cantor Fitzgerald & Co., a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated March 4, 2021, by and between the Company and Tribe Capital Management LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated March 4, 2021 (the “Sponsor Warrant Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated March 4, 2021 (the “Representative Warrant Purchase Agreement” and together with the Sponsor Warrant Purchase Agreement, the “Warrant Purchase Agreements”), by and between the Company and Cantor Fitzgerald & Co., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	A PIPE Commitment Agreement, dated March 4, 2021, by and between the Company and Arrow Capital, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Warrant Purchase Agreements, the Company completed the private sale of an aggregate of 5,013,333 Warrants (each a “Private Placement Warrant”) to the Sponsor and Cantor Fitzgerald & Co. at a purchase price of $1.50 per Private Placement Warrant. The sale of the Private Placement Warrants generated gross proceeds to the Company of $7,520,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $276,000,000, comprised of $268,480,000 of the proceeds from the IPO (which amount includes $9,660,000 of the underwriters’ deferred discount) and $7,520,000 of the proceeds from the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay the Company’s taxes (less up to $100,000 interest to pay dissolution expenses), if any, the funds held in the trust account will not be released until the earliest to occur of: (a) the completion of the Company’s initial business combination; (b) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity; and (c) the redemption of all of the Company’s public shares if the Company has not completed its business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 4, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 9, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 4, 2021, by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated March 4, 2021, by and between the Company and Continental, as warrant agent.

10.1	Letter Agreement, dated March 4, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated March 4, 2021, by and between the Company and Continental, as trustee.

10.3	Registration Rights Agreement, dated March 4, 2021, by and among the Company, the Sponsor and Cantor Fitzgerald & Co.

10.4	Administrative Support Agreement, dated March 4, 2021, by and between the Company and Tribe Capital Management LLC.

10.5	Sponsor Warrant Purchase Agreement, dated March 4, 2021, by and between the Company and the Sponsor.

10.6	Representative Warrant Purchase Agreement, dated March 4, 2021, by and between the Company and Cantor Fitzgerald & Co.

10.7	PIPE Commitment Agreement, dated March 4, 2021, by and between the Company and Arrow Capital.

99.1	Press Release, dated March 4, 2021.

99.2	Press Release, dated March 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribe Capital Growth Corp I

	By:	/s/ Arjun Sethi
		Name:	Arjun Sethi
		Title:	Chief Executive Officer

Dated: March 10, 2021

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